Exhibit 24

POWER OF ATTORNEY

(Re: Huntington Supplemental Stock Purchase and Tax Savings Plan and Trust)

Each director and officer of Huntington Bancshares Incorporated (the “Corporation”), whose signature appears below hereby appoints Jana J. Litsey, Stephen D. Steinour, and Howell D. McCullough III, or any of them, as his or her attorney-in-fact, to sign, in his or her name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, the Corporation’s Registration Statement on Form S-8 (the “Registration Statement”) for the purpose of registering under the Securities Act of 1933, as amended, up to 500,000 shares of the common stock of the Corporation (as such number of shares may be adjusted from time to time for stock dividends, stock splits, or similar transactions affecting the common stock of the Corporation generally) in connection with the Corporation’s Supplemental Stock Purchase and Tax Savings Plan and Trust, and likewise to sign and file any amendments, including post‑effective amendments, to the Registration Statement, hereby granting to such attorneys, and to each of them, individually, full power and authority to do and perform in the name and on behalf of each of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as any of the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney, in counterparts if necessary, effective as of April 19, 2018.

DIRECTORS/OFFICERS:
Signature / Title

/s/ Stephen D. Steinour
Stephen D. Steinour Chairman, President, Chief Executive Officer, and Director (Principal Executive Officer)

/s/ Howell D. McCullough III
Howell D. McCullough III Senior Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Nancy E. Maloney
Nancy E. Maloney Executive Vice President and Controller (Principal Accounting Officer)

/s/ Lizabeth Ardisana
Lizabeth Ardisana
Director

/s/ Ann B. Crane
Ann B. Crane
Director

/s/ Robert S. Cubbin
Robert S. Cubbin
Director

/s/ Steven G. Elliott
Steven G. Elliott
Director

/s/ Gina D. France
Gina D. France
Director

/s/ J. Michael Hochschwender
J. Michael Hochschwender
Director

/s/ John C. Inglis
John C. Inglis
Director

/s/ Peter J. Kight
Peter J. Kight
Director

/s/ Richard W. Neu
Richard W. Neu
Director

/s/ David L. Porteous
David L. Porteous
Director

/s/ Kathleen H. Ransier
Kathleen H. Ransier
Director